UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

CSB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

91 North Clay Street, P.O. Box 232, Millersburg, Ohio 44654

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 674-9015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 22, 2015, CSB Bancorp, Inc. (“CSB”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on March 9, 2015, the voting record date, there were 2,739,405 CSB common shares outstanding and entitled to vote. At the Annual Meeting, 1,825,921, or 66.7%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(1)	Election of three directors to serve a three-year term expiring at the 2018 Annual Meeting of Shareholders:

	Number of Votes:
	For	Withheld	Broker Non-Votes
Julian L. Coblentz	1,165,437	99,867	560,617
Ronald E. Holtman	1,232,653	32,651	560,617
Eddie L. Steiner	1,236,499	28,805	560,617

Other directors whose term of office continued after the Annual Meeting:

Robert K. Baker

J. Thomas Lang

Jeffery A. Robb Sr.

John R. Waltman

(2)	Ratification of the appointment of S.R. Snodgrass, P.C. as CSB’s independent registered public accounting firm for the 2015 fiscal year:

Number of Votes:
For	Against	Abstain
1,814,366	5,950	5,605

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.

By:	/s/ Paula J. Meiler
Paula J. Meiler
Senior Vice President and
Chief Financial Officer

Date: April 22, 2015